                                  EXHIBIT 99.1
                RENOVIS, INC. - JOINT FILER INFORMATION (FORM 4)
Name:    Alta Partners              Alta California Partners II, L.P.
         Alta Partners II, Inc.     Alta California Management Partners II, LLC
         Farah Champsi              Alta Embarcadero Partners II, LLC
         Jean Deleage               Alta BioPharma Partners II, L.P.
         Garret Gruener             Alta BioPharma Management Partners II, LLC
         Daniel Janney              Alta Embarcadero BioPharma Partners II, LLC
         Alix Marduel
         Guy P. Nohra
Address: One Embarcadero Center, Suite 4050
         San Francisco, CA  94111
Designated Filer:                   Alta Partners
Date of Event Requiring Statement:  02/10/2004
Signatures:
ALTA PARTNERS                             ALTA EMBARCADERO PARTNERS II, LLC
By:                                       By:
     ------------------------------            ---------------------------------
     Guy Nohra, Vice President                 Garrett Gruener, Member
ALTA CALIFORNIA PARTNERS II, L.P.         ALTA BIOPHARMA PARTNERS II, L.P.
By: Alta California Management II, LLC,   By: Alta BioPharma Management
Its General Partner                           Partners II, LLC
By:                                       By:
     ------------------------------            ------------------------------
     Guy Nohra, Managing Director              Farah Champsi, Managing Director
ALTA CALIFORNIA MANAGEMENT                ALTA BIOPHARMA MANAGEMENT PARTNERS II,
PARTNERS II, LLC                          LLC
By:                                       By:
     ------------------------------            ---------------------------------
     Guy Nohra, Member                         Farah Champsi, Member
ALTA PARTNERS II, INC.                    ALTA EMBARCADERO BIOPHARMA
                                          PARTNERS II, LLC
By:                                       By:
     ------------------------------            ---------------------------------
     Jean Deleage, President                   Farah Champsi, Member
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GUY P. NOHRA                              GARRETT GRUENER
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JEAN DELEAGE                              FARAH CHAMPSI
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ALIX MARDUEL                              DANIEL JANNEY